UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2014 (May 2, 2014)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Alcoa’s 2014 annual meeting of shareholders was held on May 2, 2014.

(b) Set forth below are the voting results for each of the matters submitted to a vote of the shareholders. As of the February 20, 2014 record date for the annual meeting, there were 1,077,996,174 shares of common stock outstanding and entitled to vote. There were 849,539,681 shares of common stock represented in person or by proxy at the annual meeting.

Item 1. The four nominees for election to the Board of Directors named in the 2014 Proxy Statement were elected, each for a three-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Klaus Kleinfeld	563,389,627	24,866,914	4,161,067	257,122,073
James W. Owens	574,374,448	13,315,411	4,728,049	257,121,773
Martin S. Sorrell	573,811,423	13,390,466	5,216,019	257,121,773
Ratan N. Tata	571,126,287	16,173,962	5,117,659	257,121,773

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as Alcoa’s independent registered public accounting firm for 2014 was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
817,180,727	27,570,455	4,788,499	0

Item 3. The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
539,550,687	42,858,032	10,007,158	257,121,773

Item 4. The shareholder proposal (executives to retain significant stock) was not approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
140,193,873	445,836,585	6,385,419	257,121,773

Item 7.01.	Regulation FD Disclosure.

Attached to this report as Exhibit 99 and incorporated herein by reference is a copy of Alcoa Inc.’s 2013 Sustainability Highlights Report, which details the company’s global environmental, social and economic performance. More in-depth sustainability information and performance data for the company will be available online in the Sustainability section of the company’s website at www.alcoa.com beginning May 13, 2014.

The information in this Item 7.01 of the Current Report on Form 8-K, including Exhibit 99, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K. The furnishing of this Item 7.01 of Form 8-K will not be deemed an admission that the 2013 Sustainability Highlights Report includes material information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is furnished as an exhibit to this report:

99	Alcoa Inc. 2013 Sustainability Highlights Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ AUDREY STRAUSS
Name:	Audrey Strauss
Title:	Executive Vice President, Chief Legal Officer and Secretary

Date: May 8, 2014

EXHIBIT INDEX

Exhibit No.	Description

99	Alcoa Inc. 2013 Sustainability Highlights Report.

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